Invest with DISCIPLINE--Registered Trademark--


[ONLINE PROXY VOTING LOGO]                  [Market SCOREBOARD LOGO]

============================================================================

                              [QUICK LINKS LOGO]


Account Balance                           New @ aimfunds.com
AIM Welcomes GT Global                    Performance and Information Center
Investment Representative Center          Institutional Investors

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
For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


              The minimum requirements for viewing this site are
           Netscape Navigator 2.0 or Microsoft Internet Explorer 3.0
                Please visit our tools page to download copies.
----------------------------------------------------------------
--Registered Trademark--A I M Management Group, Inc. 1998--All Rights Reserved.
               A I M Distributors, Inc., Fund Management Company

                               PROXY INFORMATION

Beginning on December 28, shareholders of AIM International Growth Fund, AIM Worldwide Growth Fund and AIM Emerging Markets Fund were mailed proxy statements asking for approval of an Agreement and Plan of Reorganization of the AIM International Growth Fund with AIM International Equity Fund and the AIM Worldwide Growth Fund with AIM Global Growth Fund, and a Plan of Reorganization and Termination for the combination of AIM Emerging Markets Fund with AIM Developing Markets Fund.

You can go directly to General Questions and Answers About Proxy Voting, view the Semi-Annual and Annual Reports or, to make voting faster and more convenient, you may cast your vote by any of the following methods:

WAYS TO VOTE

BY INTERNET

(AIM International Growth Fund, AIM Worldwide Growth Fund and AIM Emerging Markets Fund shareholders only) Online Proxy Voting. Enter the 12 digit control number listed on the proxy card, then follow the instructions on the site.

BY MAIL

(AIM International Growth Fund, AIM Worldwide Growth Fund and AIM Emerging
 Markets Fund shareholders only) Complete and sign the proxy card and return it in the envelope enclosed with the shareholder mailing.

BY FAX

(AIM International Growth Fund, AIM Worldwide Growth Fund and AIM Emerging Markets Fund shareholders only) Fax your proxy card to Shareholder Communications Corporation ("SCC"), the Funds' proxy solicitor, at 1-800-733-1885.

BY TELEPHONE

(AIM International Growth Fund, AIM Worldwide Growth Fund and AIM Emerging Markets Fund shareholders only) Call toll free 1-800-733-8481, ext 464. Enter the 12 digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...
AIM will assist shareholders in the voting process. Should you have any questions, we invite you to call AIM toll-free at 1-800-454-0327, any business day between 8 a.m. and 5 p.m. Central time.

If we have not received your proxy card as the date of the meeting approaches, a representative from SCC may call you to remind you to exercise your right to vote.

================================================================================


For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC INSURED][May Lose Value]
                                         [No Bank Guarantee]


                        A I M DISTRIBUTORS, INC. 12/98



--Registered Trademark--A I M Management Group, Inc. 1998--All Rights Reserved.

                   QUESTIONS AND ANSWERS ABOUT PROXY VOTING
                              FOR SHAREHOLDERS OF
                         AIM INTERNATIONAL GROWTH FUND
                           AIM WORLDWIDE GROWTH FUND
                           AIM EMERGING MARKETS FUND

We encourage you to read the proxy statement in full; however, the following questions and answers represent some typical questions that shareholders might have regarding the proxy statement.

1.  What am I being asked to vote on?

2.  How will this reorganization benefit me?

3.  Will the reorganization affect the value of my account?

4.  Are any sales charges applicable to this reorganization?

5. Are there any tax consequences to shareholders as a result of the reorganization?

6.  How does the Board recommend that I vote?

7.  Why should I bother to vote?

8.  Has AIM contracted for the services of a proxy solicitor?

9.  How do I register my vote?

10. Will my vote be confidential using the online proxy voting system?

11. How do I sign the proxy card?

12. When is the deadline for voting?


1. WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the reorganization and merger of the AIM International Growth Fund with AIM International Equity Fund, AIM Worldwide Growth Fund with AIM Global Growth Fund, and AIM Emerging Markets Fund with AIM Developing Markets Fund.

AIM International Growth Fund, AIM Worldwide Growth Fund, and AIM Emerging Markets Fund are the acquired funds and AIM International Equity Fund, AIM Global Growth Fund, and AIM Developing Markets Fund are the acquiring funds.

The shareholders of the Advisor Class of AIM International Growth Fund and AIM Worldwide Growth Fund will receive Class A shares of acquiring funds.

The shareholders of the Advisor Class of AIM Emerging Markets Fund will receive shares of the existing Advisor Class of AIM Developing Markets Fund.

2. HOW WILL THIS REORGANIZATION BENEFIT ME?

FOR THE INTERNATIONAL GROWTH FUND AND WORLDWIDE GROWTH FUND'S
SHAREHOLDERS:

o The acquiring funds have essentially the same investment objectives and policies as the acquired funds.

o The acquiring funds have better performance records and generally lower operating expense ratios than the acquired funds.

o The acquiring funds are substantially larger than the acquired funds and have a more stable base of assets.

FOR THE EMERGING MARKETS FUND'S SHAREHOLDERS:

o  Both Funds have essentially the same investment objectives and policies.

o The acquiring fund has the ability to invest more extensively in debt securities giving it greater flexibility to respond to volatility in the equity markets.

o Expense ratio of acquiring fund could decrease if the combined Fund experienced increased sales of its shares.

3. WILL THE REORGANIZATION AFFECT THE VALUE OF MY ACCOUNT?

The value of your account will be the same immediately after the reorganization as it was prior to the reorganization. Of course, as was the case with your acquired fund, your account value in the acquiring fund may fluctuate because of market conditions. The net asset value of a Fund's shares is determined at the close of each business day the New York Stock Exchange is open.

4. ARE ANY SALES CHARGES APPLICABLE TO THIS REORGANIZATION?

You will not pay any initial sales charge for shares of the acquiring funds received in connection with the reorganization.

5. ARE THERE ANY TAX CONSEQUENCES TO SHAREHOLDERS AS A RESULT OF THE REORGANIZATION?

The reorganization will be tax-free to the Funds and its shareholders.

6. HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote "FOR" all the proposals on the proxy card.

7. WHY SHOULD I BOTHER TO VOTE?

Every vote is important. If shareholders fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, AIM may have to do extra solicitations to obtain a quorum or re-mail proxies to shareholders, incurring unnecessary additional costs.

8. HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes. The proxy solicitor that AIM is using is Shareholder Communications Corporation. If we do not hear from you after a reasonable amount of time you may receive a telephone call from them reminding you to vote your shares.

9. HOW DO I REGISTER MY VOTE?

o You may indicate your vote on the proxy card and return it in the postage-paid envelope.

o You may fax the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.

o You may call in your vote to Shareholder Communications Corporation at 1-800-733-8481, ext 464.

o You may vote your shares through our web site at http://www.aimfunds.com where you will find an icon for Online Proxy Voting.

10. WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com web server and the shareholder's computer.

o Control Number - Each shareholder is required to enter his or her pre-issued control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her position.

o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders' accounts. All account specific data remains behind our firewall.

11. HOW DO I SIGN THE PROXY CARD? (Does not apply if voting by Phone or
Internet)

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Jane A. Doe, Trustee."

12. WHEN IS THE DEADLINE FOR VOTING?

All votes must be received prior to the Shareholder Meeting, which will be held at 3:00 p.m. on February 10, 1999.


================================================================================


For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC INSURED][May Lose Value]
                                         [No Bank Guarantee]


                        A I M DISTRIBUTORS, INC. 12/98



--Registered Trademark--A I M Management Group, Inc. 1998--All Rights Reserved.

                         SEMI-ANNUAL AND ANNUAL REPORTS

Below is a chart of the most recent Annual and/or Semi Annual Report in Portable Document Format for each of these AIM Funds.

Annual/Semi Annual reports are in PDF format. You must have Adobe Acrobat Reader installed to view these documents. Please visit our Tools Download page to obtain this plug in.



AIM International Growth Fund      Semi Annual     Annual

AIM International Equity Fund      Semi Annual     Annual

AIM Worldwide Growth Fund          Semi Annual     Annual

AIM Global Growth Fund             Semi Annual     Annual

AIM Emerging Markets Fund          Semi Annual     Annual

AIM Developing Markets Fund        Semi Annual     Annual


-------------------------------------------------------------------------------

                         A I M DISTRIBUTORS, INC. 12/98

 --Registered Trademark--A I M Management Group Inc. 1998--All Rights Reserved.

                                 PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy-- over the internet. To vote your shares, follow these four easy steps:

1.  Review the proxy statement you received in the mail.

2.  Enter the control number printed on your proxy card below.

3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.

4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[submit]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND

                                    CLASS A

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND

                                    CLASS A

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND


                                    CLASS B


                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND


                                    CLASS B


                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND


                                 ADVISOR CLASS


                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM EMERGING MARKETS FUND


                                 ADVISOR CLASS


                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

01. PROPOSAL TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION THAT PROVIDES FOR THE COMBINATION OF AIM EMERGING MARKETS FUND AND AIM DEVELOPING MARKETS FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

===============================================================================


                             INTERNET PROXY VOTING
                    A NEW CONVENIENT WAY TO VOTE YOUR PROXY


PROXY VOTING - QUICK AND CONVENIENT
The enclosed proxy statement provides details on an important issue affecting AIM Emerging Markets Fund. The Board of Trustees recommends that you vote "FOR" the proposal.

For the first time, AIM shareholders have a new way to vote - BY INTERNET. This means you can vote BY INTERNET 24 hours a day and receive a confirmation by e-mail. Please follow the simple instructions on this proxy insert.

If you are voting BY INTERNET, you SHOULD NOT mail your proxy card.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                     ONLINE
                                     PROXY
                                     VOTING


                        EASY STEPS TO VOTE BY INTERNET:

1.  Read the proxy statement and have your proxy card available.

2. Visit the AIM Web site (http://www.aimfunds.com) and click on the "Online Proxy Voting" featured graphic.

3.  When you are ready to vote, click on the "Online Proxy Voting" link.

4.  Enter the 12-digit CONTROL NUMBER shown on your proxy card.

5.  Follow the instructions as provided on the screen.


                           THANK YOU FOR YOUR VOTE !!


===============================================================================

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                    CLASS A


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                    CLASS A


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                    CLASS B


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                    CLASS B


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                 ADVISOR CLASS


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                         AIM INTERNATIONAL GROWTH FUND


                                 ADVISOR CLASS


                       (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM INTERNATIONAL GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM INTERNATIONAL EQUITY FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                    CLASS A


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                    CLASS A


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                    CLASS B


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                    CLASS B


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                 ADVISOR CLASS


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                           AIM WORLDWIDE GROWTH FUND


                                 ADVISOR CLASS


                    (A PORTFOLIO OF AIM GROWTH SERIES)


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


01. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM GROWTH SERIES, ACTING ON BEHALF OF AIM WORLDWIDE GROWTH FUND, AND AIM INTERNATIONAL FUNDS, INC., ACTING ON BEHALF OF AIM GLOBAL GROWTH FUND.


      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE]

                        A I M DISTRIBUTORS, INC. 12/98

          (c)A I M Management Group Inc. 1998 -- All Rights Reserved.

===============================================================================


                             INTERNET PROXY VOTING
                    A NEW CONVENIENT WAY TO VOTE YOUR PROXY


PROXY VOTING - QUICK AND CONVENIENT
The enclosed proxy statement provides details on an important issue affecting AIM International Growth Fund and Worldwide Growth Fund. The Board of Trustees recommends that you vote "FOR" the proposal.

For the first time, AIM shareholders have a new way to vote - BY INTERNET. This means you can vote BY INTERNET 24 hours a day and receive a confirmation by e-mail. Please follow the simple instructions on this proxy insert.

If you are voting BY INTERNET, you SHOULD NOT mail your proxy card.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                     ONLINE
                                     PROXY
                                     VOTING


                        EASY STEPS TO VOTE BY INTERNET:

1.  Read the proxy statement and have your proxy card available.

2. Visit the AIM Web site (http://www.aimfunds.com) and click on the "Online Proxy Voting" featured graphic.

3.  When you are ready to vote, click on the "Online Proxy Voting" link.

4.  Enter the 12-digit CONTROL NUMBER shown on your proxy card.

5.  Follow the instructions as provided on the screen.


                           THANK YOU FOR YOUR VOTE !!


===============================================================================